Exhibit 10.18

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 10, 2023, is by and between EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the “Borrower”) and BOKF, NA DBA BANK OF OKLAHOMA (the “Lender”).

RECITALS:

A.    The Borrower and the Lender have previously entered into that certain Credit Agreement dated as of August 9, 2022, as amended by that certain First Amendment to Credit Agreement dated as of December 22, 2022 (the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Credit Agreement”).

B.    An Event of Default has occurred by virtue of the Borrower having failed to comply with the minimum Fixed Charge Coverage Ratio covenant set forth in Section 6.12 of the Existing Credit Agreement for the fiscal quarter ending February 28, 2023 (the “Existing Event of Default”).

C.    The Borrower has requested, and the Lender has agreed, subject to the terms and conditions of this Amendment, to (i) waive the Existing Event of Default and (ii) amend the Existing Credit Agreement as herein provided.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1    Definitions. All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the “Agreement” and the “Credit Agreement” shall mean the Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time.

ARTICLE II

Limited Waiver

Section 2.1    Limited Waiver. Subject to the terms and conditions contained herein, upon the effectiveness of this Amendment, the Lender hereby waives the Existing Event of Default. The waiver of the Existing Event of Default as set forth herein shall be limited precisely as written and shall not be deemed to (a) be a waiver or modification of any other term or condition of the Credit Agreement, or (b) prejudice any right or remedy which the Lender may now have or may have in the future (except the extent such right or remedy is based upon the Existing Event of Default) under or in connection with the Credit Agreement. With respect to the Term Loans, the waiver shall be extended through the Revolving Loan Maturity Date.

ARTICLE III

Amendments to Existing Credit Agreement

Section 3.1    Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of Applicable Margin as follows:

“Applicable Margin” means, for any day, with respect to any Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the applicable caption below:

Revolver SOFR Spread	Fixed Rate Term Loan Spread	Floating Rate Term Loan Spread
3.50%	0.00%	1.75%

Section 3.2    Section 1.01 of the Existing Credit Agreement is hereby amended to add the definition of Financial Advisor as follows:

“Financial Advisor” means a third party financial advisor (i) that is engaged by the Borrower, at its expense, (ii) that is satisfactory to the Lender, and (iii) the scope of the engagement of which is satisfactory to the Lender.

Section 3.3    Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of Revolving Commitment as follows:

“Revolving Commitment” means the commitment of the Lender to make Revolving Loans hereunder up to (a) during the period from and after the Second Amendment Effective Date to and including July 14, 2023, $14,000,000, and (b) from and after July 15, 2023, $13,500,000.

Section 3.4    Section 1.01 of the Existing Credit Agreement is hereby amended to add the definition of Second Amendment Effective Date as follows:

“Second Amendment Effective Date” means May 10, 2023.

Section 3.5    Section 5.01(m) is hereby added to the Credit Agreement as follows:

(m) as soon as available and in any event no later than 5:00 p.m. Tulsa, Oklahoma time on Friday of each week, its weekly cash flow projections for each of the 13 weeks immediately following such week, all in such reasonable detail and in such form as is acceptable to the Lender in its sole discretion.

Section 3.6    Section 5.17 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 5.17.         Hilti Lease Payments. The Borrower shall, at its sole expense, establish and maintain a lock box with the Lender pursuant to an agreement in form and substance satisfactory to the Lender which shall provide, in part, that, commencing the later of (a) June 1, 2023, and (b) the first day of the month following Hilti’s acknowledgement and acceptance of the Borrower’s obligations under this Section 5.17, but in no event later than August 8, 2023: (i) the Borrower shall (or shall cause Hilti to) remit all payments owing to the Borrower under the Hilti Lease to such lock box, and (ii) all such payments will be applied to the Secured Obligations at such times and in such order as the Lender may elect.

Section 3.7    Section 5.19 is hereby added to the Credit Agreement as follows:

SECTION 5.19.         Financial Advisor. On or before May 1, 2023, and until no longer required by the Lender, the Borrower shall hire and maintain a Financial Advisor.

Section 3.8    Section 5.20 is hereby added to the Credit Agreement as follows:

SECTION 5.20.         Required Swap Agreements.

(a)         On or prior to the date that is 30 days after the Second Amendment Effective Date (or such later date as the Lender may agree in its sole discretion), the Borrower shall enter into one or more Swap Agreements with the Lender or an Affiliate of the Lender which effectively enable the Borrower to protect itself against the risk of interest rate fluctuations as to an aggregate notional amount no less than (i) $13,000,000 (subject to Section 5.20(b)) of the outstanding principal amount from time to time of the Floating Rate Term Loan, hedged through the fiscal quarter ending May 31, 2025; and (ii) $5,000,000 (subject to Section 5.20(b)) of the outstanding principal amount from time to time of the Floating Rate Term Loan, hedged through the fiscal quarter ending May 31, 2024 (collectively, the “Required Swap Agreements”).

(b)         If on any date from and after the date on which the Required Swap Agreements are executed until the Term Loan Maturity Date the aggregate notional amount covered by the Required Swap Agreements exceeds 100% of the then outstanding principal amount of the Floating Rate Term Loan, the Borrower shall, within 10 Business Days of becoming aware of such excess, if such excess is continuing after that period, adjust such notional amount in order for such percentage not to exceed 100% of the then outstanding principal amount of the Floating Rate Term Loan; provided, however, that such adjustment shall be made on a pro rata basis across all Required Swap Agreements.

Section 3.9    Section 6.07 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.07.         Swap Agreements. No Loan Party will, nor will it permit any Subsidiary to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any Subsidiary) and not for purposes of speculation, and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary (including, without limitation, Required Swap Agreements).

Section 3.10    Section 6.12 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.12.         Financial Covenant. The Borrower will not at any time permit the Fixed Charge Coverage Ratio to be less than 1.25 to 1.00, measured quarterly; provided that, notwithstanding anything to the contrary herein or in any other Loan Document, the Fixed Charge Coverage Ratio shall not be measured as of the fiscal quarter of the Borrower ending May 31, 2023.

Section 3.11    Section 6.13 is hereby added to the Credit Agreement as follows:

SECTION 6.13.         Maximum Inventory Purchase. Notwithstanding anything to the contrary herein or in any other Loan Document, the aggregate amount of Inventory purchased by the Loan Parties shall not exceed:

(a) during the period from and including March 1, 2023, through and including May 31, 2023, $3,651,873;

(b) during the period from and including March 1, 2023, through and including June 30, 2023, $4,438,598; and

(c) during the period from and including March 1, 2023, through and including July 31, 2023, $5,266,493.

ARTICLE IV

Ratifications

Section 4.1    Ratifications by Borrower.

(a)    The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Without limiting the generality of the foregoing, the Borrower acknowledges and agrees that the Lender has made demand and provided reasonable prior notice to the Borrower of the Lender’s exercise of its rights under Sections 5.06 and 5.12 of the Credit Agreement, as applicable, including, without limitation, Lender’s right to (a) visit and inspect the Borrower’s properties to conduct a field examination and audit of the Borrower’s assets, liabilities, books and records; and (b) request, and receive from the Borrower, updated appraisals of the Borrower’s Inventory and real property; all as more particularly described in the Credit Agreement. The Borrower acknowledges and agrees that failure to permit such field examination and audit and provide such appraisals to the Lender by August 8, 2023, shall constitute an Event of Default.

(b)    The Borrower and the Lender agree that each of the Credit Agreement, as amended hereby, and the other Loan Documents to which each is a party shall continue to be legal, valid, binding and enforceable in accordance with its respective terms. This Amendment is a “Loan Document” as referred to in the Credit Agreement and the provisions relating to Loan Documents in the Credit Agreement are incorporated herein by reference, the same as if set forth verbatim in this Amendment.

Section 4.2    Representations and Warranties of the Borrower. Borrower hereby represents and warrants to the Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered by Borrower in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organizational document of Borrower, (b) the representations and warranties contained in the Loan Documents, as amended hereby, are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, and (c) no Default or Event of Default exists.

ARTICLE V

Conditions Precedent

Section 5.1    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)    Amendment and Other Documents. Lender shall have received:

(i)    this Amendment duly executed by the Borrower;

(ii)    any documents, instruments, agreements, amendments or supplements as Lender may require, each in form and substance satisfactory to the Lender, to modify the documents governing the Banking Services, including, without limitation, to (A) require all of the Borrower’s automated clearinghouse transactions to be pre-funded; (B) reduce the Borrower’s commercial credit card limit from $350,000 to $100,000; and (C) require the Borrower’s commercial credit card with the Lender to be 100% cash secured; and

(iii)    such other documents, instruments and agreements as Lender may require.

(b)    Waiver Fee. The Borrower shall have paid to the Lender a waiver fee of $12,500.00 in immediately available funds.

(c)    No Default. No Default or Event of Default shall exist.

(d)    Representations and Warranties. All of the representations and warranties contained in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(e)    Other Fees and Expenses. The Lender shall have received payment of all reasonable and documented out‑of‑pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents.

ARTICLE VI

Miscellaneous

Section 6.1    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them.

Section 6.2    Reference to Agreement. Each of the Credit Agreement, the other Loan Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, and the other Loan Documents are hereby amended so that any reference in such documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Section 6.3    Expenses of Lender. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender’s legal counsel.

Section 6.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5    Applicable Law. This Amendment and all other documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Oklahoma.

Section 6.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lender, Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

Section 6.7    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Lender to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Lender and Borrower, electronic images of this Amendment or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto. Any party sending an executed counterpart of a signature page to this Amendment by facsimile, pdf, tiff, Electronic Signature or any other electronic means shall also send the original thereof to Lender within five (5) days following Lender’s request therefor, but failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

Section 6.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.9    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Signature Pages Follow]

Executed as of the date first written above.

BORROWER:
EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation

By: /s/ Craig White
Name: Craig White
Title: President & Chief Executive Officer

LENDER:
BOKF, NA DBA BANK OF OKLAHOMA, a Delaware corporation

By: /s/ Julie Chase
Name: Julie H. Chase Title: Senior Vice President